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                                                                   EXHIBIT 10.51

                              TERMINATION AGREEMENT

         This Termination Agreement (the "Agreement") is executed 27 November, 2003 between the following two parties.

PARTY A:          Shanghai Huitong Information Co., Ltd.
ADDRESS:          No.50, Lane 690, Hongkou District, Shanghai

PARTY B:          Li Dong
ADDRESS:          No.50 Lane 690 Changzhi East Road Hongkou District, Shanghai

         1 WHEREAS, Party A and Party B signed a loan agreement (the "Loan Agreement")in January 16th, 2002.

         2 WHEREAS, Party A and Party B intent to terminate the Loan Agreement.

         NOW THEREFORE, both parties agree as follows:

1. Party A and Party B agree to terminate the Loan Agreement and the Loan Agreement shall terminate automatically upon this Agreement coming into effect.

2. Rights and obligations of Party A and Party B under the Loan Agreement shall terminate upon the termination of such contract.

3.       This Agreement shall be effective as of the date of execution.

4. This Agreement shall be governed by the laws of People's Republic of China.

5. This Agreement is executed in Chinese and English in duplicate, and in case of conflicts, the Chinese version shall prevail.

PARTY A: SHANGHAI HUITONG INFORMATION CO., LTD.

Representative: /s/ Jun Wu

PARTY B: /s/ Li Dong

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